UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054

(Address of principal executive offices, including zip code)

(856) 917-1744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 10, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of $220 million aggregate principal amount of the Company’s 6.00% convertible senior notes due 2017 (the “Convertible Notes”) in a public offering made pursuant to a registration statement and related preliminary prospectus supplement filed with the Securities and Exchange Commission.

J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint book-running managers for the offering. Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and RBS Securities Inc. are acting as co-managers.

The Company also granted the Underwriters a 30-day over-allotment option to purchase up to $30 million additional aggregate principal amount of the Convertible Notes (subject to certain limitations). On January 11, 2012, the Underwriters notified the Company that they have exercised in full their over-allotment option. Subject to customary closing conditions, this offering is expected to close on or about January 17, 2012.

The Company intends to use a portion of the net proceeds of the offering, along with the net proceeds from the recent reopening of its 9 ¼% senior notes due 2016 (the “Reopening”), to repay at or prior to maturity the outstanding aggregate principal amount of its 4.00% convertible senior notes due April 15, 2012 (the “2012 Convertible Notes”). The remainder of the net proceeds will be used for general corporate purposes.

The Underwriting Agreement includes customary representations, warranties and covenants. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Amendment of Credit Facility

On January 10, 2012, PHH Corporation (“PHH” or the “Company”) entered into a fifth amendment (the “Credit Facility Amendment”) to the Amended and Restated Competitive Advance and Revolving Credit Agreement (the “Credit Agreement”), dated as of January 6, 2006, as amended and modified, among the Company and PHH Vehicle Management Services Inc., a wholly-owned Canadian subsidiary of the Company, as borrowers, J.P. Morgan Securities, Inc. and Citigroup Global Markets, Inc., as joint lead arrangers; the lenders referred to in the therein, and JPMorgan Chase Bank, N.A., as a lender and administrative agent for the lenders.

The Credit Facility Amendment permits the Company to enter into call spread, capped call or similar hedging arrangements with respect to any convertible notes that the Company may issue, and makes certain other clarifying amendments.  The foregoing description of the Credit Facility Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Relationships

The Underwriters and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Affiliates of each of the Underwriters are lenders under, and an affiliate of J.P. Morgan Securities LLC is the administrative agent for, the Credit Agreement. PHH maintains mortgage warehouse facilities with affiliates of each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and RBS Securities Inc. Additionally, Merrill Lynch, Pierce, Fenner & Smith Incorporated is affiliated with Merrill Lynch Credit Corporation, one of PHH’s largest private-label clients. The Company intends to use the net proceeds from this offering, along with cash on hand and the net proceeds from the Reopening, to repay at or prior to maturity the outstanding aggregate principal amount of its 2012 Convertible Notes. Affiliates of the Underwriters may hold, or make a market in, the Company’s 2012 Convertible Notes and may receive a portion of the net proceeds upon any such repayment of the 2012 Convertible Notes.

Item 8.01 Other Events

On January 11, 2012, the Company issued a press release announcing the pricing of the public offering of the Convertible Notes. A copy of the press release filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 10, 2012, by and between PHH Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters.

10.1

Fifth Amendment, dated as of January 10, 2012, to the Amended and Restated Competitive Advance and Revolving Credit Agreement, as amended, dated as of January 6, 2006, by and among PHH Corporation and PHH Vehicle Management Services, Inc., as Borrowers, J.P. Morgan Securities, Inc. and Citigroup Global Markets, Inc., as Joint Lead Arrangers, the Lenders referred to therein and JP Morgan Chase Bank, N.A. as a Lender and as a Administrative Agent for the lenders.

99.1	Press Release of PHH Corporation, dated January 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel and Secretary
Dated: January 11, 2012

Index to Exhibits

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 10, 2012, by and between PHH Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters.

10.1

Fifth Amendment, dated as of January 10, 2012, to the Amended and Restated Competitive Advance and Revolving Credit Agreement, as amended, dated as of January 6, 2006, by and among PHH Corporation and PHH Vehicle Management Services, Inc., as Borrowers, J.P. Morgan Securities, Inc. and Citigroup Global Markets, Inc., as Joint Lead Arrangers, the Lenders referred to therein and JP Morgan Chase Bank, N.A. as a Lender and as a Administrative Agent for the lenders.

99.1	Press Release of PHH Corporation, dated January 11, 2012.